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AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 8, 2013, TO THE PROSPECTUS FOR STRUCTURED CAPITAL STRATEGIES(R) PROSPECTUS DATED MAY 1, 2013

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This Supplement modifies certain information in the above-referenced current
Prospectus, Supplements to the Prospectus and Statement of Additional Information, as previously supplemented (together the "Prospectus"). The Prospectus and Statement of Additional Information are hereby incorporated by reference, respectively. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Please note the following:

AXA Equitable waives the Withdrawal charge for qualifying institutional clients who purchase a Structured Capital Strategies(R) Series B contract. Accordingly, all references to a Withdrawal charge are deleted in their entirety.




Structured Capital Strategies(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable). Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   IM-15-12 (8/13)                                150058 (8/13)
                   SCS SUP NewBiz/Institutional                         #581100